AXP(R)
                                                                        Precious
                                                                     Metals Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds

(icon of) ruler

AXP Precious Metals Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

A Historical Hedge

While investors typically look to stocks and bonds for the best return on their money, there are times when hard assets such as gold can play a small but important role in a diversified portfolio. Because owning the metal itself is often impractical, most investors put their money in stocks of companies that mine gold and other precious metals. These stocks, which form the bedrock of AXP Precious Metals Fund, usually move in tandem with the prices of the metals.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

Portfolio Manager Q & A                             4

Fund Facts                                          6

The 10 Largest Holdings                             7

Making the Most of the Fund                         8

The Fund's Long-term Performance                    9

Board Members and Officers                         11

Independent Auditors' Report                       14

Financial Statements                               15

Notes to Financial Statements                      18

Investments in Securities                          26

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2 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

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3 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

(picture of) Clay L. Hoes
Clay L. Hoes
Portfolio manager

Portfolio Manager Q & A

Q: How did AXP Precious Metals Fund perform over the one-year period ended March 31, 2002?

A: In a year when the stock market as a whole struggled, gold stocks enjoyed spectacular but also volatile performance. For the year, AXP Precious Metals Fund returned 57.95% (Class A shares excluding sales charges). By comparison, the unmanaged Morgan Stanley Capital International World Index, the unmanaged Salomon Smith Barney Global Precious Metals and Minerals Index(SM), the unmanaged Standard & Poor's 500 Index and the Lipper Gold Funds Index returned -3.70%, 62.02%, 0.21% and 72.47%, respectively, for the same period.

Q: What factors affected the Fund's performance during the year?

A: In the first part of the Fund's fiscal year, the price of gold shot up significantly, which boosted the performance of gold company stocks. These companies are the primary emphasis in the Fund. The price of gold peaked in May 2001, then fell into a trading range through the summer months and into the early fall. After the tragic events of September 11th, investors, as often happens in times of crisis, again turned their interest to gold, pushing gold prices higher. But these gains were short-lived and the price of gold again declined, then stabilized by December. In late January 2002, yet another price spike occurred, driven this time by what was believed to be significant interest from Japanese buyers who were trying to overcome the impact of a deflationary environment in their country. Due to some major consolidation activity among gold mining companies, large institutional investors were also inclined to put more money to work in some of the largest stocks in the metals sector. The market for gold was challenged again in March, as Great Britain began selling the last of its excess gold reserves. In the past, such events took a toll on gold prices, but the damage was minimal this time around, a sign that the market appears to be fundamentally more sound. Despite the level of volatility, gold prices enjoyed a solid year. At the same time, the market for platinum and palladium crashed, with the prices of these metals dropping by more than 60% over the 12-month period.

Q: What changes did you make to the portfolio during the period?

A: It is important to note that the universe of stocks in this sector is somewhat limited. However, at times there is significant trading in the portfolio due to rapid fluctuations in the market and cash flows into and out of the Fund. In addition, we saw some consolidation in the industry over the past 12 months, which also contributed to higher trading activity. As for longer-term adjustments within the gold sector itself, we shifted a bit more emphasis into companies involved in the exploration of gold. Exploration of new gold mining sites has been limited in recent years, and we anticipate that these companies will become quite attractive in the months and years ahead. Among the stocks we added were Brancote Holdings, IAMGOLD, Golden Star Resources and Gabriel Resources. We also added a small investment in a diamond

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4 AXP PRECIOUS METALS FUND -- ANNUAL REPORT
company, Ressources Majescor. However, the portfolio is heavily concentrated in the largest-capitalization stocks within the precious metals market. Our top holdings, including Newmont Mining and Barrick Gold, represent significant positions in the portfolio, which is suitable given their dominant roles in the marketplace.

Q: What is your outlook for the coming months?

A: The market for precious metals stocks is one of the most unpredictable in today's investment arena. We anticipate that a volatile environment will continue to exist. At the same time, we see reasons for optimism about the general state of the metals market. With world economies beginning to bounce back from the slowdown they experienced in 2001, the threat of inflation may be increased late in 2002 or early in 2003. That typically draws more investors into the gold market. In addition, there are other factors that could create a more attractive environment for gold going forward such as the continued consolidation of production companies in the industry. What's more, there are signs that, over time, the supply of gold is being slowly depleted without the discovery of any new reserves. If that trend continues, demand could outstrip supply, a situation that is likely to increase gold prices. In the platinum and palladium market, even though prices have declined significantly, the basic fundamentals of the marketplace remain unchanged. We look for better performance from that segment of the market in 2002.

Clay L. Hoes

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5 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $7.25
March 31, 2001                                                    $4.59
Increase                                                          $2.66

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +57.95%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $6.99
March 31, 2001                                                    $4.46
Increase                                                          $2.53

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +56.73%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $6.98
March 31, 2001                                                    $4.45
Increase                                                          $2.53

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +56.85%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $7.28
March 31, 2001                                                    $4.60
Increase                                                          $2.68

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +58.26%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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6 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                  Percent                       Value
                              (of net assets)           (as of March 31, 2002)
Newmont Mining                     14.1%                      $7,613,675
Barrick Gold                        7.6                        4,083,200
Stillwater Mining                   6.4                        3,468,400
Gold Fields                         6.0                        3,240,475
Harmony Gold Mining                 5.7                        3,082,710
AngloGold ADR                       4.9                        2,643,900
Goldcorp                            4.8                        2,609,064
Placer Dome                         4.5                        2,450,000
Brancote Holdings                   4.5                        2,427,921
Kinross Gold                        4.0                        2,163,094

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 62.5% of net assets

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7 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o   your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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8 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

The Fund's Long-term Performance

               Value of your $10,000 in AXP Precious Metals Fund
(line chart)

$50,000
                                                    S&P 500 Index

$40,000
                                        MSCI World Index

$30,000
        SSB Global Precious Metals                              $14,743
                and Minerals Index             AXP Precious Metals Fund
$20,000                                                         Class A


$9,425                                                  Lipper Gold Funds Index


'92    '93    '94    '95     '96     '97     '98     '99     '00     '01     '02

Average Annual Total Returns (as of March 31, 2002)

                         1 year      5 years      10 years   Since inception

Class A                 +48.87%       -7.45%        +3.96%           N/A
Class B                 +52.73%       -7.27%          N/A         -0.30%*
Class C                 +56.85%         N/A           N/A        +27.18%**
Class Y                 +58.26%       -6.19%          N/A         +0.66%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 4/1/92 to 3/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $1,563. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to four widely cited performance indexes, the Morgan Stanley Capital International
(MSCI) World Index, the Salomon Smith Barney (SSB) Global Precious Metals and Minerals Index(SM), the Lipper Gold Funds Index and the Standard & Poor's 500 Index (S&P 500 Index). Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from S&P 500 Index to the MSCI World Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future however, only the MSCIWorld Index will be included. In comparing AXP Precious Metals Fund (Class A) to the four indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

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9 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

The MSCI World Index, an unmanaged index, is a market capitalization-weighted index that reflects the stock markets of 23 developed markets, including the United States, Europe, Canada, Australia, New Zealand and the Far East.

The SSB Global Precious Metals and Minerals Index(SM) is a subset of the Global Salomon Smith Barney Broad Market Index System(SM), which includes all companies with a float capital of at least $100 million. The SSB Global Precious Metals and Minerals Index includes companies in both developed and emerging market regions that are involved in the precious metals sector. The Fund is not sponsored, endorsed, sold or promoted by SSB, and SSB makes no representation or warranty regarding any matter including the advisability of investing in the Fund.

The Lipper Gold Funds Index, an unmanaged index published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

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10 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;
Texaco, Inc.                                                          formerly with Texaco
2000 Westchester Avenue                                               Inc., treasurer,
White Plains, NY 10650                                                1999-2001 and general
Born in 1944                                                          manager, alliance
                                                                      management operations,
                                                                      1998-1999. Prior to that,
                                                                      director, International
                                                                      Operations IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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11 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        President and professor
Carleton College                                                      of economics, Carleton
One North College Street                                              College
Northfield, MN 55057
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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12 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice president -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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13 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PRECIOUS METALS FUND, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Precious Metals Fund, Inc. as of March 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2002, and the financial highlights for each of the years in the five-year period ended March 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Precious Metals Fund, Inc. as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
May 3, 2002

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14 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Precious Metals Fund, Inc.

March 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $47,845,192)                                                                       $ 56,935,238
Cash in bank on demand deposit (including foreign currency holdings of $437,611)                            522,773
Dividends and accrued interest receivable                                                                    38,762
Receivable for investment securities sold                                                                   178,275
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                          2,115
                                                                                                              -----
Total assets                                                                                             57,677,163
                                                                                                         ----------
Liabilities
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                          2,298
Payable upon return of securities loaned (Note 7)                                                         3,625,000
Accrued investment management services fee                                                                    1,141
Accrued distribution fee                                                                                        574
Accrued transfer agency fee                                                                                     279
Accrued administrative services fee                                                                              86
Other accrued expenses                                                                                       67,763
                                                                                                             ------
Total liabilities                                                                                         3,697,141
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $ 53,980,022
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $     75,000
Additional paid-in capital                                                                               76,417,063
Undistributed net investment income                                                                       2,065,943
Accumulated net realized gain (loss) (Note 9)                                                           (33,669,214)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                            9,091,230
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $ 53,980,022
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 42,949,205
                                                            Class B                                    $ 10,805,629
                                                            Class C                                    $    224,176
                                                            Class Y                                    $      1,012
Net asset value per share of outstanding capital stock:     Class A shares          5,922,620          $       7.25
                                                            Class B shares          1,545,095          $       6.99
                                                            Class C shares             32,107          $       6.98
                                                            Class Y shares                139          $       7.28
                                                                                          ---          ------------
* Including securities on loan, at value (Note 7)                                                      $  3,461,250
                                                                                                       ------------

See accompanying notes to financial statements.

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15 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Statement of operations
AXP Precious Metals Fund, Inc.

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                                               $   473,714
Interest                                                                                                     66,514
   Less foreign taxes withheld                                                                              (18,483)
                                                                                                            -------
Total income                                                                                                521,745
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          309,868
Distribution fee
   Class A                                                                                                   80,886
   Class B                                                                                                   81,734
   Class C                                                                                                    1,305
Transfer agency fee                                                                                         132,385
Incremental transfer agency fee
   Class A                                                                                                   12,934
   Class B                                                                                                    3,907
   Class C                                                                                                       29
Service fee -- Class Y                                                                                            9
Administrative services fees and expenses                                                                    24,611
Compensation of board members                                                                                10,035
Custodian fees                                                                                               29,454
Printing and postage                                                                                         25,125
Registration fees                                                                                            47,176
Audit fees                                                                                                   20,250
Other                                                                                                         5,065
                                                                                                              -----
Total expenses                                                                                              784,773
   Earnings credits on cash balances (Note 2)                                                                (7,224)
                                                                                                             ------
Total net expenses                                                                                          777,549
                                                                                                            -------
Investment income (loss) -- net                                                                            (255,804)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         8,629,898
   Foreign currency transactions                                                                            (69,162)
   Options contracts written (Note 6)                                                                       (20,577)
                                                                                                            -------
Net realized gain (loss) on investments                                                                   8,540,159
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    11,390,409
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    19,930,568
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $19,674,764
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Precious Metals Fund, Inc.

Year ended March 31,                                                                     2002                  2001
Operations
Investment income (loss) -- net                                                  $   (255,804)         $   (152,504)
Net realized gain (loss) on investments                                             8,540,159            (3,740,987)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              11,390,409               757,529
                                                                                   ----------               -------
Net increase (decrease) in net assets resulting from operations                    19,674,764            (3,135,962)
                                                                                   ----------            ----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         69,079,772            41,814,991
   Class B shares                                                                   3,218,026             1,264,239
   Class C shares                                                                     225,202                49,000
   Class Y shares                                                                      17,073                    --
Payments for redemptions
   Class A shares                                                                 (69,114,174)          (50,124,988)
   Class B shares (Note 2)                                                         (2,931,087)           (2,643,590)
   Class C shares (Note 2)                                                           (109,654)                   --
   Class Y shares                                                                     (24,271)                   --
                                                                                      -------              --------
Increase (decrease) in net assets from capital share transactions                     360,887            (9,640,348)
                                                                                      -------            ----------
Total increase (decrease) in net assets                                            20,035,651           (12,776,310)
Net assets at beginning of year                                                    33,944,371            46,720,681
                                                                                   ----------            ----------
Net assets at end of year                                                        $ 53,980,022          $ 33,944,371
                                                                                 ============          ============
Undistributed net investment income                                              $  2,065,943          $         --
                                                                                 ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Precious Metals Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals and related minerals. Most of these companies will be located outside of the United States.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 429 shares of capital stock at $4.66 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o   Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

--------------------------------------------------------------------------------
18 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
19 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,321,747 and accumulated net realized loss has been decreased by $69,162 resulting in a net reclassification adjustment to decrease paid-in capital by $2,390,909.

There were no distributions paid for the fiscal years ended March 31, 2002 and 2001.

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                                  $  3,239,870
Accumulated gain (loss)                                        $(34,183,594)
Unrealized appreciation (depreciation)                         $  5,919,744

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
20 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $14,515 for the year ended March 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $36,258 for Class A and $15,244 for Class B for the year ended March 31, 2002.

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $7,224 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
21 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $173,023,311 and $173,282,754, respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $14,448 for the year ended March 31, 2002.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended March 31, 2002
                                             Class A          Class B            Class C         Class Y
Sold                                       12,129,169           595,941           41,265          3,133
Issued for reinvested distributions                --                --               --             --
Redeemed                                  (12,146,876)         (534,308)         (19,939)        (4,423)
                                          -----------          --------          -------         ------
Net increase (decrease)                       (17,707)           61,633           21,326         (1,290)
                                              -------            ------           ------         ------

                                                               Year ended March 31, 2001
                                             Class A          Class B           Class C*         Class Y
Sold                                        8,726,622           270,472           10,781             --
Issued for reinvested distributions                --                --               --             --
Redeemed                                  (10,471,270)         (572,875)              --             --
                                          -----------          --------           ------         ------
Net increase (decrease)                    (1,744,648)         (302,403)          10,781             --
                                           ----------          --------           ------         ------

* Inception date was June 26, 2000.

5. FOREIGN CURRENCY CONTRACTS
As of March 31, 2002, the Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:


Exchange date               Currency to       Currency to       Unrealized        Unrealized
                           be delivered       be received     appreciation      depreciation
April 2, 2002                   334,037           175,977           $   --            $2,298
                      Australian Dollar       U.S. Dollar
April 3, 2002                   150,000           213,615            2,115                --
                          British Pound       U.S. Dollar
                                                                    ------            ------
Total                                                               $2,115            $2,298
                                                                    ------            ------

--------------------------------------------------------------------------------
22 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

6. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                               Year ended March 31, 2002
                                      Puts                        Calls
                             Contracts     Premiums       Contracts    Premiums
Balance March 31, 2001            600     $  52,798         2,350     $ 302,190
Opened                          1,500       173,994           500        29,249
Closed                         (2,100)     (226,792)       (2,330)     (276,771)
Exercised                          --            --          (520)      (54,668)
                               ------      --------        ------      --------
Balance March 31, 2002             --     $      --            --     $      --
                               ------      --------        ------      --------

See "Summary of significant accounting policies."

7. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2002, securities valued at $3,461,250 were on loan to brokers. For collateral, the Fund received $3,625,000 in cash. Income from securities lending amounted to $9,441 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

8. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2002.

9. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $34,183,594 as of March 31, 2002, that will expire in 2006 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.59        $4.95        $5.45       $ 6.82       $10.47
Income from investment operations:
Net investment income (loss)                                       (.03)        (.01)        (.02)        (.01)          --
Net gains (losses) (both realized and unrealized)                  2.69         (.35)        (.48)       (1.31)       (3.46)
Total from investment operations                                   2.66         (.36)        (.50)       (1.32)       (3.46)
Less distributions:
Dividends from net investment income                                 --           --           --         (.05)        (.08)
Distributions from realized gains                                    --           --           --           --         (.11)
Total distributions                                                  --           --           --         (.05)        (.19)
Net asset value, end of period                                    $7.25        $4.59        $4.95       $ 5.45       $ 6.82

Ratios/supplemental data
Net assets, end of period (in millions)                             $43          $27          $38          $51          $61
Ratio of expenses to average daily net assets(c)                  1.78%        1.83%        1.69%        1.66%        1.51%
Ratio of net investment income (loss)
to average daily net assets                                       (.48%)       (.24%)       (.27%)       (.20%)        .06%
Portfolio turnover rate (excluding short-term securities)          458%         276%         114%          44%         112%
Total return(e)                                                  57.95%       (7.27%)      (9.11%)     (19.40%)     (32.87%)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.46        $4.85        $5.38       $ 6.73       $10.30
Income from investment operations:
Net investment income (loss)                                       (.07)        (.05)        (.05)        (.05)        (.04)
Net gains (losses) (both realized and unrealized)                  2.60         (.34)        (.48)       (1.29)       (3.41)
Total from investment operations                                   2.53         (.39)        (.53)       (1.34)       (3.45)
Less distributions:
Dividends from net investment income                                 --           --           --         (.01)        (.01)
Distributions from realized gains                                    --           --           --           --         (.11)
Total distributions                                                  --           --           --         (.01)        (.12)
Net asset value, end of period                                    $6.99        $4.46        $4.85       $ 5.38       $ 6.73

Ratios/supplemental data
Net assets, end of period (in millions)                             $11           $7           $9           $8           $9
Ratio of expenses to average daily net assets(c)                  2.54%        2.59%        2.46%        2.46%        2.28%
Ratio of net investment income (loss)
to average daily net assets                                      (1.22%)      (1.00%)      (1.04%)       (.97%)       (.74%)
Portfolio turnover rate (excluding short-term securities)          458%         276%         114%          44%         112%
Total return(e)                                                  56.73%       (8.04%)      (9.78%)     (20.02%)     (33.41%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                2002     2001(b)
Net asset value, beginning of period                        $4.45      $4.57
Income from investment operations:
Net investment income (loss)                                 (.07)      (.02)
Net gains (losses) (both realized and unrealized)            2.60       (.10)
Total from investment operations                             2.53       (.12)
Net asset value, end of period                              $6.98      $4.45

Ratios/supplemental data
Net assets, end of period (in millions)                       $--        $--
Ratio of expenses to average daily net assets(c)            2.51%      2.59%(d)
Ratio of net investment income (loss)
to average daily net assets                                (1.20%)     (.61%)(d)
Portfolio turnover rate (excluding short-term securities)    458%       276%
Total return(e)                                            56.85%     (2.63%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.60        $4.95        $5.43       $ 6.80       $10.52
Income from investment operations:
Net investment income (loss)                                       (.02)          --           --         (.01)         .03
Net gains (losses) (both realized and unrealized)                  2.70         (.35)        (.48)       (1.30)       (3.52)
Total from investment operations                                   2.68         (.35)        (.48)       (1.31)       (3.49)
Less distributions:
Dividends from net investment income                                 --           --           --         (.06)        (.12)
Distributions from realized gains                                    --           --           --           --         (.11)
Total distributions                                                  --           --           --         (.06)        (.23)
Net asset value, end of period                                    $7.28        $4.60        $4.95       $ 5.43       $ 6.80

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                  1.58%        1.64%        1.52%        1.38%        1.26%
Ratio of net investment income (loss)
to average daily net assets                                       (.28%)         --%        (.19%)        .01%         .36%
Portfolio turnover rate (excluding short-term securities)          458%         276%         114%          44%         112%
Total return(e)                                                  58.26%       (7.07%)      (8.89%)     (19.31%)     (32.79%)

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Investments in Securities

AXP Precious Metals Fund, Inc.

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (95.0%)(c)
Issuer                                                Shares            Value(a)

Australia (7.2%)
Aurion Gold                                        1,100,000          $1,796,434
Kingsgate Consolidated                             1,100,000(b)        1,056,726
Newcrest Mining                                      200,000             672,462
Sons of Gwalia                                       100,000             355,444
Total                                                                  3,881,066

Canada (27.4%)
Barrick Gold                                         220,000           4,083,200
First Quantum Minerals                               400,000(b)          802,307
Gabriel Resources                                    215,000(b)          509,402
Glamis Gold                                          110,000(b)          588,500
Goldcorp                                             150,000(b)        2,609,064
IAMGOLD                                              400,000(b)        1,441,645
Kinross Gold                                       1,700,000(b)        2,163,094
Placer Dome                                          200,000           2,450,000
Ressources Majescor                                  200,000(b)          161,715
Total                                                                 14,808,927

Papua New Guinea (2.0%)
Lihir Gold                                         1,300,000(b)        1,068,467

Peru (3.5%)
Compania de Minas Buenaventura ADR                    70,000           1,890,700

South Africa (24.0%)
Anglo American Platinum                               35,000           1,530,576
AngloGold ADR                                        105,000           2,643,900
Barplats Investments                               1,183,200(b)          327,944
Gold Fields                                          310,000           3,240,475
Harmony Gold Mining                                  275,000           3,082,710
Impala Platinum Holdings                              40,000           2,122,305
Total                                                                 12,947,910

United Kingdom (7.1%)
Brancote Holdings                                  1,000,000(b)        2,427,921
Lonmin                                                84,000           1,423,431
Total                                                                  3,851,352

United States (23.8%)
Freeport-McMoRan Copper & Gold Cl B                   75,000(b)       $1,321,500
Golden Star Resources                                250,000(b)          432,500
Newmont Mining                                       447,500           7,613,675
Stillwater Mining                                    190,000(b)        3,468,400
Total                                                                 12,836,075

Total common stocks
(Cost: $42,687,561)                                                  $51,284,497

Other (2.7%)(c)
Issuer                                                Shares            Value(a)

Canada (2.2%)
Intl Pursuit
     Cv                                                5,000(b)         $950,000
Minefinders
     Special Warrants                                125,000(b)          249,154
Total                                                                  1,199,154

United States (0.5%)
Harmony Gold Mining
     Warrants                                         33,000(b)          252,450

Total other
(Cost: $958,278)                                                      $1,451,604

Short-term security (7.8%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper
Cargill
     04-01-02                  1.85%              $4,200,000(d)       $4,199,137

Total short-term security
(Cost: $4,199,353)                                                    $4,199,137

Total investments in securities
(Cost: $47,845,192)(e)                                               $56,935,238

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c)  Foreign security values are stated in U.S. dollars.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(e) At March 31, 2002, the cost of securities for federal income tax purposes was $51,015,494 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $ 6,944,556
     Unrealized depreciation                                         (1,024,812)
                                                                     ----------
     Net unrealized appreciation                                    $ 5,919,744
                                                                    -----------

--------------------------------------------------------------------------------
27 AXP PRECIOUS METALS FUND -- ANNUAL REPORT

AXP Precious Metals Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INPMX    Class B: INPBX
Class C: N/A      Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

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                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6142 W (5/02)